NATIXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated April 20, 2009, to the Natixis Cash Management Trust – Money Market Series Prospectus (the “Prospectus”), dated September 1, 2008, as may be revised or supplemented from time to time.

This supplement replaces the supplement dated December 8, 2008

Effective immediately, this Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The U.S. Treasury Department has extended its temporary guarantee program for the U.S. money market fund industry (the “Program”) until September 18, 2009. All money market funds that currently participate in the Program and meet the extension requirements are eligible to continue to participate. The Natixis Cash Management Trust-Money Market Series (the “Fund”) currently participates in the Program and the Board of Trustees of the Fund has determined that the Fund should continue to participate in the Program given the cost of the premium and the potential benefits of the Program to the Fund. The cost of the premium for participation in the Program will be borne by the Fund, and will be excluded as an expense for which the Adviser or its affiliates will reimburse the Fund or waive advisory or other fees.

The Program is voluntary and is open to most money market funds. The guarantee will be triggered if a participating money market fund’s net asset value per share falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”). A shareholder in a participating money market fund would receive a payment in the amount of $1.00 per covered share upon liquidation of the fund, if the fund’s market-based net asset value per share fell below $0.995 and was not promptly restored to $1.00. While the Fund has continued to maintain its $1.00 share price, there can be no assurance that the Fund will be able to do so in the future.

The Program provides coverage to shareholders of a participating money market fund for amounts they held in that fund as of the close of business on September 19, 2008. Shareholders of a participating fund may not sign up for the Program individually. Any increase in the number of shares of that fund held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of a participating money market fund for a new account after the close of business on September 19, 2008 will not be guaranteed. If shares of a participating fund held by a shareholder as of the close of business on September 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of (i) the number of fund shares held by the shareholder as of the close of business on September 19, 2008, or (ii) the number of fund shares held by the shareholder on the date of the Guarantee Event. A participating fund shareholder account whose account balance drops to zero or whose account is otherwise closed after September 19, 2008 will no longer be covered by the guarantee, even if the shareholder subsequently reinvests in the fund or in another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is called upon with respect to the Fund, the Board of Trustees must, among other actions, liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to support guarantees under the Program. The Program is not backed by the full faith and credit of the United States government. As of the time of the Program’s inception, assets available to the Program to support all participating money market funds were approximately $50 billion.

The Program is designed to address temporary dislocations in credit markets. As noted above, the Program has been extended until September 18, 2009, the maximum period the U.S. Treasury Department is authorized to do so under current law. If a Guarantee Event occurs after the termination of the Program, neither the Fund nor any shareholder will be entitled to any payment under the Program.

The description above is a summary and is qualified in its entirety by reference to the terms and implementation of the Program. For additional information on the Program, including the fees payable under the Program, visit the U.S. Treasury Department’s website at www.ustreas.gov.

Neither this Prospectus supplement, the Prospectus referred to above, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

Effective immediately, the following text is added to footnote (3) to the “Annual Fund Operating Expenses” table on page 5 of the Prospectus:

The expense reimbursement excludes the premium for the Fund’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds.